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                                                                 EXHIBIT 10.14
                 SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO RESTATED CREDIT AGREEMENT (hereinafter referred to as the "Second Amendment") executed as of the 10th day of December, 1997, by and among NEWPARK RESOURCES, INC., a Delaware corporation ("Borrower"), SOLOCO, L.L.C., a Louisiana limited liability company ("SOLOCO, L.L.C."), NEWPARK SHIPHOLDING TEXAS, L.P., a Texas limited partnership ("Newpark Shipholding"), MALLARD & MALLARD OF LA., INC., a Louisiana corporation ("Mallard"), SOLOCO TEXAS L.P., a Texas limited partnership ("SOLOCO Texas"), BATSON-MILL, L.P., a Texas limited partnership ("Batson"), N.I.D., L.P., a Texas limited partnership ("N.I.D."), NEWPARK TEXAS, L.L.C., a Louisiana limited liability company ("Newpark Texas"), NEWPARK HOLDINGS, INC., a Louisiana corporation ("Holdings"), NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C., a Louisiana limited liability company ("Environmental L.L.C."), NEWPARK ENVIRONMENTAL SERVICES OF TEXAS L.P., a Texas limited partnership ("Environmental L.P."), NEWPARK DRILLING FLUIDS, INC., a Texas corporation ("Newpark Drilling"), SUPREME CONTRACTORS, INC., a Louisiana corporation ("Supreme"), EXCALIBAR MINERALS, INC., a Texas corporation ("Excalibar"), EXCALIBAR MINERALS OF LA., L.L.C., a Louisiana limited liability company ("Excalibar Minerals"), CHEMICAL TECHNOLOGIES, INC., a Texas corporation ("Chemical"), NEWPARK ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Newpark Services"), NEWPARK TEXAS DRILLING FLUIDS, L.P., a Texas limited partnership ("Texas Drilling"), NES PERMIAN BASIN, L.P., A Texas limited partnership ("NES"), BOCKMON CONSTRUCTION COMPANY, INC., a Texas Corporation ("BOCKMON") and NEWPARK ENVIRONMENTAL SERVICES MISSISSIPPI, L.P., a Mississippi limited partnership ("Mississippi") (SOLOCO, L.L.C., Newpark Shipholding, Mallard, SOLOCO Texas, Batson, N.I.D., Newpark Texas, Holdings, Environmental L.L.C., Environmental L.P., Newpark Drilling, Supreme, Excalibar, Excalibar Minerals, Chemical, Newpark Services, Texas Drilling, NES, Bockmon and Mississippi are herein collectively referred to as the "Guarantors", and individually, "Guarantor"), BANK ONE, LOUISIANA, NATIONAL ASSOCIATION, a national banking association ("Bank One"), DEUTSCHE BANK A.G., NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH ("Deutsche"), HIBERNIA NATIONAL BANK, a national banking association ("Hibernia") and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Second Amendment) or which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and Bank One, as Administrative and Syndication Agent ("Agent") and Deutsche as Documentation Agent ("Co-Agent").

                              W I T N E S S E T H:

         WHEREAS, Borrower, certain of the Guarantors, Bank One and Hibernia entered into a Credit Agreement dated as of June 29, 1995 under the terms of which Bank One and Hibernia agreed to provide Borrower with a revolving loan facility in amounts of up to $25,000,000.00 and a term loan facility in amounts of up to $25,000,000.00; and

         WHEREAS, as of June 30, 1997 the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a Restated Credit Agreement to consolidate all outstanding loan


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facilities into one facility in a maximum amount of $90,000,000 (the Restated
Credit Agreement is hereinafter referred to as the "Credit Agreement"); and

         WHEREAS, as of November 7, 1997, the Borrower, the Guarantors, the Agent, the Co-Agent and the Banks entered into a First Amendment to Restated Credit Agreement (the "First Amendment"); and

         WHEREAS, the Borrower has requested that the Banks make certain additional amendments to the Credit Agreement and the Agent, the Co-Agent and the Banks are willing to make such additional amendments; and

         WHEREAS, NES, Bockmon and Mississippi shall become "Guarantors" upon the execution of continuing Guarantees which execution shall be contemporaneously with the execution of the Second Amendment.

         NOW, THEREFORE, the parties hereto agree to amend the Credit Agreement as follows:

         1. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Credit Agreement.

         2. Section 1 of the Credit Agreement is hereby amended in the following respects:

                  (a) By deleting the definition of "Consolidated Debt Service" and substituting the following definition in lieu thereof:

                           "Consolidated Debt Service" shall mean, as of any
                  date of determination, current maturities of all long term Debt and Capitalized Lease Obligations plus interest expense thereon and interest expense on the Subordinated Indebtedness for the period being measured. For the purpose of calculating Consolidated Debt Service one-fifth of the principal balance due on the Revolving Commitment will be included in current maturities of long term debt plus interest for a one-year period on that portion of the Revolving Commitment, calculated on the basis of the Eurodollar Rate then in effect plus the lesser of (i) 1.50% or (ii) the then applicable Eurodollar Margin."

                  (b) By deleting the definition of "Consolidated Funded Debt" and substituting the following definition in lieu thereof:


                  "Consolidated Funded Debt" shall mean indebtedness created by the Borrower and its Subsidiaries, issued or incurred for (i) borrowed money (whether by loan or the issuance and sale of debt securities) including,

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                  without limitation, the Subordinated Indebtedness (as herein defined); (ii) obligations to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (iii) Debt of others secured by a Lien on the property of Borrower or any Guarantor whether or not the respective Debt so secured has been assumed; (iv) Letter of Credit obligations; and (v) Capital Leases or non-cancellable operating leases."

                  (c) By the addition of the following new definitions thereto:

                           "Exchange Offer" shall mean the exchange offer
                  contemplated by Section 2.1 of the Registration Rights Agreement.

                           "Indenture" shall mean that certain indenture dated
                  as of December 17, 1997 by and among the Borrower, certain of the Guarantors and State Street Bank & Trust Company, as Trustee, relating to the Senior Unsecured Subordinated Notes, as such indenture may be amended, supplemented or replaced as contemplated by the Registration Rights Agreement in connection with the Exchange Offer.

                           "Registration Rights Agreement" shall mean that
                  certain registration rights agreement dated as of December 17, 1997, among the Borrower, certain of the Guarantors and the initial purchasers of the Senior Unsecured Subordinated Notes.

                           "Senior Unsecured Subordinated Notes" shall mean the
                  senior unsecured subordinated notes issued by the Borrower to which the Indenture relates, including but not limited to such notes that are included in the "Securities," the "Exchange Securities" and the "Private Exchange Securities," as those quoted terms are defined in the Registration Rights Agreement.

                            "Subordinated Indebtedness" shall mean, as of any
                  date, the total amount outstanding on the Senior Unsecured Subordinated Notes."

         3. Section 11 of the Credit Agreement is hereby amended in the following respects:

                  (a) By deleting Subsection (s) therefrom in its entirety.

                  (b) By deleting the second sentence of Subsection (t) therefrom in its entirety and substituting the following in lieu thereof:



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                    "Each such new Subsidiary shall execute and deliver, as
               part of its Guaranty, a negative pledge covering all of its assets."

         4. Section 12 of the Credit Agreement is hereby amended in the following respects:

                  (a) By deleting Subsection 12(d) therefrom in its entirety and substituting the following in lieu thereof:

                  "(d) Maximum Total Debt Ratios. Borrower will not allow the ratio of (i) total Debt (including Capital Lease Obligations) less Subordinated Indebtedness, to (ii) Total Capitalization (including Subordinated Indebtedness), to ever exceed 35% as of the end of any fiscal quarter."

                  (b) Subsection 12(h) of the Credit Agreement is hereby amended in the following respects:

                      (i) Subsection (iv) of Section 12(h) is hereby deleted in
                  is entirety and the following inserted in lieu thereof:


                          "(iv) additional indebtedness (other than the
                      Subordinated Indebtedness) for borrowed money or letters of credit not in excess of $5,000,000 in the aggregate during any fiscal year; or"

                      (ii) By deleting Subsection (x) therefrom in its entirety
                  and substituting the following two new Subsections in lieu thereof:

                          "(x) indebtedness evidenced by the Senior
                      Unsecured Subordinated Notes and the Guaranties (as defined in the Indenture); or

                           (xi) renewals or extensions (but not increases in) of
                      any or all of the foregoing."

                  (c) Subsection 12(o) of the Credit Agreement is hereby amended by the deletion of the first sentence thereof and inserting the following two sentences in lieu thereof:

                           "Neither Borrower nor any corporate Guarantor will
                  permit any material amendment to, or material alteration of, its Articles of Incorporation, except that the Borrower may amend its Articles of Incorporation to increase the amount of its authorized capital stock at any time and from time to time. No limited liability company Guarantor will


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                  permit any material amendment to, or material alteration of, its Articles of Organization."

                  (d) By the addition of a new Subsection (q) thereto as follows:

                        "(q) Maximum Consolidated Funded Debt. Borrower will
                  not allow its ratio of Consolidated Funded Debt to Consolidated EBITDA to ever exceed 2.25 to 1.0 as of the end of any fiscal quarter for the previous twelve (12) months ending on such date."

                  (e) By the addition of the following new Subsection (r) thereto as follows:

                        "(r) Subordinated Indebtedness. The Borrower shall
                  not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness (including without limitation the Indenture and each of the exhibits thereto), and the Borrower shall not permit any Subsidiary to amend or otherwise change its guarantee in respect of the Subordinated Indebtedness or any agreements relating to the Subordinated Indebtedness, nor shall the Borrower make, or permit any Subsidiary to make, any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change any dates upon which payments of principal or interest are due thereon, change any of the covenants with respect thereto in a manner which is more restrictive to the Borrower or any of its Subsidiaries, change any event of default or condition to an event of default with respect thereto, change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof, or change any collateral therefor (other than to release such collateral) or if the effect of such amendment or change, together with all other amendments or changes made, is to increase the obligations of the Borrower thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to the Banks. Anything in this subsection 12 (r) to the contrary notwithstanding, Borrower and its Subsidiaries shall have the right, without being in violation of this subsection (r), (i) to obtain consents under the provisions of the Indenture to permit any actions or inactions that are otherwise permitted under the Credit Agreement (as amended by this Second Amendment) and (ii) to obtain waivers of any default or events of default under the Indenture. Without limitation of the foregoing, the Borrower shall not make (or give any notice in respect of) any voluntary or optional payment or prepayment or redemption or defeasance of or with respect to the Subordinated Indebtedness or any portion thereof without the consent of the Majority Banks, except that the foregoing shall not apply to any

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                  voluntary or optional payment or prepayment or redemption or defeasance of or with respect to the Subordinated Indebtedness thereof if such payment, prepayment, redemption or defeasance is (i) made from the proceeds of the issuance and sale of Borrower's equity made for the specific purpose of retiring a part or all of the Subordinated Indebtedness, or (ii) made at a time when nothing is outstanding, principal or interest, on the Revolving Commitment."

         5. Section 13 of the Credit Agreement shall be amended in the following respects:

                  (a) By deleting Subsection (j) therefrom in its entirety and substituting the following in respect thereof:

                      "(j) A Change of Control hereunder or under the Indenture
                  (as therein defined) shall occur; or"

                  (b) By deleting Subsection (l) therefrom in its entirety and substituting the following in respect thereof:

                      "(l) An Event of Default (as such term is defined in the
                  Indenture) shall occur under the Indenture."

         6. Section 6 of the Credit Agreement is hereby deleted in its entirety, and the Collateral pledged by the Borrower and the Guarantors pursuant to Section 6 of the Credit Agreement is hereby released. Appropriate releases of financing statements will be provided to Borrowers. Such Collateral shall hereinafter be covered by the negative pledge included in Section 12(a) of the Credit Agreement.

         7. The Banks hereby consent to the issuance of the Senior Unsecured Subordinated Notes and the Guaranties, as each is described in the Indenture, and agree that no Event of Default shall occur as a result of the execution, delivery and performance of the Indenture and related documents, the issuance of the $125,000,000 in Senior Unsecured Subordinated Notes and the Guaranties and the incurrence of the Subordinated Indebtedness.

         8. This Second Amendment shall be effective as of the date first above written, but only upon satisfaction of the conditions precedent set forth in Paragraph 9 hereto.

         9. The obligations of Banks under this Second Amendment shall be subject to the satisfaction of the following conditions precedent:

            (a) Execution and Delivery. The Borrower shall have executed and delivered this Second Amendment and other required documents, all in form and substance satisfactory to the Banks;


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            (b) Guarantors' Execution and Delivery. The Guarantors shall have executed and delivered this Second Amendment and other required documents, all in form and substance satisfactory to the Banks;

            (c) Corporate Resolutions. Banks shall have received appropriate certified corporate resolutions of each of the Borrower and each of the Guarantors;

            (d) Good Standing and Existence. The Banks shall have received evidence of existence and good standing for Borrower and each of the Guarantors;

            (e) Senior Unsecured Subordinated Notes. The transaction described in the Indenture (i) shall have closed and been funded contemporaneously with the effectiveness of this Second Amendment and the net proceeds thereof shall be used to pay off all amounts outstanding under the Revolving Commitment and the Notes, and (ii) shall provide that the Senior Subordinated Notes are subordinated, to the satisfaction of the Banks, to all of the obligations of the Borrower under the Credit Agreement, as amended, the Notes and the other Loan Documents;

            (f) Representations and Warranties. The representations and warranties of Borrower under the Credit Agreement are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

            (g) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

            (h) Other Documents. Each Bank shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as such Bank or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to such Bank; and

            (i) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Bank retained at the expense of Borrower.


        10. Except to the extent its provisions are specifically amended, modified or superseded by this Second Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its


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provisions are specifically amended, modified or superseded by this Second
Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

         11. This Second Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Credit Agreement to be duly executed as of the date first above written.

                                            BORROWER:

                                            NEWPARK RESOURCES, INC.
                                            a Delaware corporation


                                            By:
                                               -------------------------------
                                               John R. Dardenne, Sr., Treasurer

                                            GUARANTORS:

                                            CHEMICAL TECHNOLOGIES, INC.,
                                            EXCALIBAR MINERALS, INC., NEWPARK
                                            ENVIRONMENTAL SERVICES, INC.,
                                            MALLARD & MALLARD OF LA., INC.,
                                            NEWPARK HOLDINGS, INC., NEWPARK
                                            DRILLING FLUIDS, INC., SUPREME
                                            CONTRACTORS, INC., AND BOCKMON
                                            CONSTRUCTION COMPANY, INC.


                                            By:
                                               -------------------------------
                                               John R. Dardenne, Sr., Treasurer



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                                            NEWPARK ENVIRONMENTAL MANAGEMENT
                                            COMPANY, L.L.C., NEWPARK TEXAS,
                                            L.L.C., EXCALIBAR MINERALS OF
                                            LA.,L.L.C. AND SOLOCO L.L.C.


                                            By:
                                               -------------------------------
                                               John R. Dardenne, Sr., Treasurer

                                            BATSON-MILL,   L.P.,  NEWPARK  TEXAS
                                            DRILLING,  FLUIDS  L.P.,  NEWPARK
                                            ENVIRONMENTAL SERVICES OF TEXAS,
                                            L.P., NEWPARK SHIPHOLDING TEXAS,
                                            L.P., N.I.D., L.P., SOLOCO TEXAS,
                                            L.P., NES PERMIAN BASIN, L.P. AND
                                            NEWPARK ENVIRONMENTAL SERVICES
                                            MISSISSIPPI, L.P.

                                            By:      Newpark Holdings, Inc.,
                                                     the general
                                                     partner of each


                                            By:
                                               -------------------------------
                                               John R Dardenne, Sr., Treasurer

                                            BANKS:

                                            BANK ONE, LOUISIANA,
                                            NATIONAL ASSOCIATION,
                                            a national banking association


                                            By:
                                               -------------------------------
                                               Rose M. Miller, Vice President


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                                            DEUTSCHE BANK A.G., NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH


                                            By:
                                               -------------------------------
                                            Name:
                                               -------------------------------
                                            Title:
                                               -------------------------------


                                            By:
                                               -------------------------------
                                            Name:
                                               -------------------------------
                                            Title:
                                               -------------------------------

                                            HIBERNIA NATIONAL BANK

                                            By:
                                               -------------------------------
                                            Name:
                                               -------------------------------
                                            Title:
                                               -------------------------------


                                            AGENT:

                                            BANK ONE, LOUISIANA,
                                            NATIONAL ASSOCIATION,
                                            a national banking association


                                            By:
                                               -------------------------------
                                                Rose M. Miller, Vice President



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                                            CO-AGENT:

                                            DEUTSCHE BANK A.G., NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH


                                            By:
                                               -------------------------------
                                            Name:
                                               -------------------------------
                                            Title:
                                               -------------------------------

                                            By:
                                               -------------------------------
                                            Name:
                                               -------------------------------
                                            Title:
                                               -------------------------------



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